UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) January 16, 2018

NABORS INDUSTRIES LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-32657	98-0363970
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Crown House 4 Par-la-Ville Road Second Floor Hamilton, HM08 Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

(441) 292-1510

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On January 16, 2018, Nabors Industries Ltd. (“NIL”) and its wholly owned subsidiary, Nabors Industries, Inc. (“NII”), entered into a purchase agreement (the “Purchase Agreement”) under which NII agreed to sell $800,000,000 aggregate principal amount of its 5.75% Senior Notes due 2025 (the “Senior Notes”) to the initial purchasers named in the Purchase Agreement (the “Initial Purchasers”). The Senior Notes are fully and unconditionally guaranteed by NIL. The closing of the sale of the Senior Notes is expected to occur on or about January 23, 2018.  A copy of the Purchase Agreement is included as Exhibit 10.1 to this Form 8-K and is incorporated in this Item 1.01 by reference.  The Purchase Agreement should be read in its entirety for a complete description of its provisions and the summary in this report is qualified in its entirety by the text of such provisions.

NII will sell the Senior Notes to the Initial Purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Initial Purchasers intend to resell the Senior Notes to (i) qualified institutional buyers pursuant to the exemption from registration provided by Rule 144A under the Securities Act or (ii) pursuant to Regulation S under the Securities Act. NII will rely on these exemptions from registration based in part on representations made by the Initial Purchasers in the Purchase Agreement. This disclosure shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful.

Item 7.01 Regulation FD Disclosure.

On January 16, 2018, NIL issued a press release announcing the pricing by NII of the offering of the Senior Notes. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1

Purchase Agreement, dated January 16, 2018, among Nabors Industries, Inc., Nabors Industries Ltd. and Goldman Sachs & Co. LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC as Initial Purchasers.

99.1	Press Release regarding notes pricing dated January 16, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NABORS INDUSTRIES LTD.

Date: January 17, 2018	By:	/s/ Mark D. Andrews
Name: Mark D. Andrews
Title: Corporate Secretary